1 Unleashing the Potential of Immuno-Oncology Therapies January 21, 2025 © 2025 Xilio Therapeutics, Inc. Exhibit 99.1

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans, timing and expectations related to: plans and anticipated milestones for vilastobart (XTX101), XTX301 and Xilio’s development candidates, including plans and timing for reporting and results of the Phase 2 clinical data for vilastobart in combination with atezolizumab in patients with microsatellite stable (MSS) colorectal cancer or any of our other clinical programs; the potential to partner vilastobart; the ultimate safety data for any of Xilio’s product candidates; the potential benefits of any of Xilio’s current or future product candidates in treating patients as a monotherapy or combination therapy; the period in which Xilio expects to have cash to fund its operations; the potential for Xilio to leverage its research platform to develop bispecific and cell engager molecules; and Xilio’s strategy, goals and anticipated financial performance, milestones, business plans and focus. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of important risks, uncertainties and other factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, general market conditions, risks and uncertainties related to ongoing and planned research and development activities, including initiating, conducting or completing preclinical studies and clinical trials and the timing and results of such preclinical studies or clinical trials; the delay of any current or planned preclinical studies or clinical trials or the development of Xilio’s current or future product candidates; Xilio’s ability to obtain and maintain sufficient preclinical and clinical supply of current or future product candidates; Xilio’s advancement of multiple early-stage immune cell engager programs, including tumor-activated immune cell engagers and tumor-activated effector-enhanced immune cell engagers; initial, preliminary or interim preclinical or clinical data or results (including, without limitation, the Phase 2 data for vilastobart and the preliminary investigator-reported response awaiting radiology confirmation), which may not be replicated in or predictive of future preclinical or clinical data or results; Xilio’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; results from preclinical studies or clinical trials for Xilio’s product candidates, which may not support further development of such product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of Xilio’s current or future clinical trials; Xilio’s ability to obtain, maintain and enforce patent and other intellectual property protection for current or future product candidates; Xilio’s ability to obtain and maintain sufficient cash resources to fund its operations; the impact of international trade policies on Xilio’s business, including U.S. and China trade policies; Xilio’s ability to maintain its clinical trial collaboration with Roche to develop vilastobart in combination with atezolizumab and its license agreement with Gilead to develop and commercialize XTX301. These and other risks and uncertainties are described in greater detail in the sections entitled “Risk Factor Summary” and “Risk Factors” in Xilio’s filings with the U.S. Securities and Exchange Commission (SEC), including Xilio’s most recent Quarterly Report on Form 10-Q and any other filings that Xilio has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent Xilio’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Xilio explicitly disclaims any obligation to update any forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Xilio’s own internal estimates and research. While Xilio believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, Xilio has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Xilio’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. TECENTRIQ is a registered trademark of Genentech USA Inc., a member of the Roche Group. Forward-Looking Statements and Disclaimers

3 I-O: immuno-oncology Immuno-Oncology Therapy is the Key to Curative Potential, But Continues to Be Limited by Systemic Toxicity Patient Portrayal Xilio believes the next revolution in I-O therapy will harness the power of the body’s immune system by leveraging the dysregulated biology of the tumor against itself

Xilio Exploits Dysregulated MMP Activity, a Hallmark of Invasive Cancer Common Across a Wide Range of Solid Tumors, to Activate Molecules in the Tumor

MMPs are dysregulated broadly across solid tumors

MMP mRNA expression in tumor vs. normal tissue


MMPs
Bladder
Breast
Bile duct
Colon
Esophageal
Head & neck
Renal
Liver
Lung Adeno
Lung Squamous
Prostate
Rectal
Gastric
Thyroid
Endometrial
log2 Fold Change
-3 -2 -1 0 +1 +2 +3

MMPs and immune cells co-localize at the invasive edge of tumors

In situ mRNA expression in human breast cancer


Tumor cells
(TROP2)
MMP
(MMP2)
T cells
(CD4, CD8A)

Left panel: Heatmap summarizing RNA expression changes of genes encoding for selected MMPs (bottom) in tumor vs. adjacent normal samples from multiple TCGA studies (x-axis). Color intensity tracks with log2-transformed fold changes (log2FC). Pre-processed TCGA data were obtained from UCSC Xena. **Right panel:** Spatial gene expression analysis using Xenium platform (10X Genomics) showing expression of TROP2 (TACSTD2, pink), MMP2 (yellow), CD4 and CD8A (blue) in a human breast cancer sample. https://www.10xgenomics.com/products/xenium-in-situ/human-breast-dataset-explorer; Xenium Explorer Version 1.2.0; Instrument Analysis Version: Xenium- 1.0.1
MMP: matrix metalloproteases

4

5 TME: tumor microenvironment Xilio’s Tumor-Activated Approach Has Been Successfully Applied in the Clinic Across Diverse Molecular Architectures Cleavage Site Half-Life Extension Domain Effector Domain Masking Domain Antibody Example Cytokine Example Masking Domain Variable Domain Variable Domain Masking Domain Cleavage Sites • Initial clinical validation, with >200 patients enrolled to date across clinical programs • Molecules designed for tumor-selectivity with a masking domain to block interaction with healthy tissue and cells • Dysregulated MMPs in the TME activate molecules via the protease cleavage site across a wide range of solid tumors (without the need for biomarkers) • Bank of >1,000 human solid tumor samples informed design and test molecule activation

6 Discovery IND-Enabling Phase 1 Phase 2 Phase 3 Partnerships Mechanism of Action Tumor Types Program Co-funded clinical collaboration with Roche anti-CTLA-4 + PD-L1 Metastatic MSS CRC Vilastobart (XTX101) (1) Exclusive global option with Gilead IL-12 Advanced Solid Tumors XTX301 (2) PD-1/IL2 bispecific Advanced Solid Tumors XTX501 (3) Tumor-activated cell engagers Undisclosed Multiple research programs 1. Evaluating vilastobart (XTX101) in combination with atezolizumab (Tecentriq®) in patients with metastatic MSS CRC under co-funded clinical collaboration with Roche. 2. Evaluating XTX301 in Phase 1 monotherapy dose escalation and dose expansion for the treatment of advanced solid tumors under exclusive global partnership with Gilead. 3. Conducting IND-enabling activities. CRC: colorectal cancer; MSS: microsatellite stable Advancing Pipeline of Tumor-Activated I-O Therapies

7 Vilastobart (XTX101) Tumor-Activated, Fc-enhanced Anti-CTLA-4

Vilastobart: Tumor-Activated, High Affinity Binding, Fc-Enhanced Anti-CTLA-4 in Phase 2 Development



Inactive State
ADCC-enhanced Fc
Variable Domain
Masking Peptide
Cleavage Sites
Variable Domain
Masking Peptide

Vilastobart Incorporates Multiple Differentiating Design Features for a Potential Best-in-Class Profile

Highlights from Previously Reported Data

- High affinity binding, 10x potency of ipilimumab in preclinical studies (1)
- Fc mutations for enhanced effector function (ADCC), improved T cell priming and Treg depletion
- On-treatment biopsies in Phase 1 monotherapy demonstrated >70% activated molecule in tumor with <15% activated molecule in periphery
- Generally well-tolerated in Phase 1 monotherapy, consistent with tumor-activated design
- Confirmed PR observed with monotherapy in Phase 1 in a PD-L1 negative NSCLC patient, including resolution of innumerable liver metastases
- PRs observed with combination in Phase 1, including MSS CRC patient with full resolution of liver metastasis (2)

1. Ipilimumab analog used for preclinical studies
2. PR (confirmed) in MSS CRC patient; PR (unconfirmed) in ampullary carcinoma patient.

ADCC: antibody-dependent cell-mediated cytotoxicity; NSCLC, non-small lung cancer; PR: partial response; Treg: regulatory T cells xilio THERAPEUTICS
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CRC Incidence is Increasing, Particularly In Young Adults; New Cases Typically Identified at Later Stages and ~95% of Stage 4 Patients in the US are MSS CRC

- CRC is 2nd in cancer-related deaths in the US and leading cause of cancer-related death in men younger than 50 in the US (1)
- CRC is 3rd in total annual new cases globally, with ~1.9M new cases and ~900,000 deaths related to CRC globally (2)
- >25% of Stage 4 CRC patients have MSS CRC without liver metastases (3)
- >65% of Stage 4 CRC patients have MSS CRC with liver metastases, which are typically associated with poor outcomes (3)

~90,000 new cases of Stage 4 CRC patients estimated in the US per year


~5%
MSI-H
~28%
MSS CRC without liver metastases (~25,000 in US)
~67%
MSS CRC with liver metastases (~60,000 in US)

1. Siegel. CA Cancer J Clin.2023;73:233. 2. Bray. CA Cancer J Clin 2024;74:229. 3. Kawazoe. J Clin Oncol. 2024;42:2918.
MSI-H: microsatellite instability-high

9

10 • Majority of patients diagnosed with metastatic disease are not eligible for surgery and primary treatment includes chemotherapy and/or radiation (1) • Treatment for advanced MSS CRC typically includes chemotherapy +/- TKI, (1) followed by clinical trials or late-line therapies with minimal benefit (OS: ~6-9 months) (2) • Immune checkpoint inhibitors (pembrolizumab/ nivolumab) approved in MSI-H CRC have no meaningful efficacy in patients with MSS CRC (0-3% ORR) (3) 1. Eng. Lancet. 2024;404:294. 2. Grothey. Lancet. 2013;381:303; Mayer. N Engl J Med. 2015;372:1909; Li. JAMA. 2018;319:2486; Dasari. Lancet. 2023;402:41; Kawazoe. J Clin Oncol. 2024;42:2918. 3. Sahin. Am Soc Clin Oncol Educ Book. 2022:42:1 ORR: objective response rate; OS: overall survival; TKI: tyrosine kinase inhibitor I-O Therapies Have Shown Little to No Efficacy in MSS CRC to Date

11 Vilastobart (XTX101) Initial Phase 2 Data for Vilastobart (anti-CTLA-4) + Atezolizumab in Patients with Metastatic MSS CRC Presented at ASCO GI in January 2025

12 Data cutoff date: January 13, 2025 ECOG PS: Eastern Cooperative Oncology Group Performance Status Phase 2 Enrolled Heavily Pre-Treated MSS CRC Patients With and Without Liver Metastases Total (N=40) Patient Characteristics Demographics Age, median (range) 55 (25 - 82) Female 20 (50%) ECOG PS 0 17 (43%) ECOG PS 1 23 (58%) Median 4 (range: 1-10) Prior Lines of Anti-Cancer Treatment unknown 2 (5%) 1 5 (13%) 2 5 (13%) 3 7 (18%) 4 6 (15%) 5 7 (18%) 6 or more 8 (20%) Total (N=40) Tumor Types MSS CRC Patients with liver metastases 16 Patients without liver metastases 24 Total (N=40) Treatment Status Continuing on Treatment 23 Discontinued Treatment 17 Disease Progression 6 Clinical Progression 8 Adverse Events 3 70% of patients had 3 or more prior lines of treatment

Combination of Vilastobart (XTX101) and Atezolizumab Continued to be Well-Tolerated With Highly Differentiated Safety Profile

- Only 6 patients experienced Grade 3 or 4 TRAEs (related to vilastobart or atezolizumab)
- Only 2 Grade 4 TRAEs (laboratory abnormalities) and no Grade 5 TRAEs
- Minimal endocrine irAEs and limited skin irAEs
- No patients experienced a dose reduction for vilastobart due to an AE (1)
- Only 3 patients discontinued treatment for the combination of vilastobart and atezolizumab due to a TRAE (2)

AE Category / Term	**All Phase 2 Patients (n = 40)**	
All TRAEs with ≥10% incidence or Grade 3/4 TRAE with ≥ 5%	**Any**	**Grade 3 (3)**
Fatigue	12 (30%)	0
Diarrhea	8 (20%)	0
Infusion related reactions	5 (13%)	0
Related to vilastobart	3 (8%)	0
Related to atezolizumab	2 (5%)	0
Pyrexia	4 (10%)	0
ALT increased	4 (10%)	0
AST increased	4 (10%)	1 (3%)
Colitis	2 (5%)	2 (5%)

Data cutoff date: January 13, 2025. Patients were administered combination of vilastobart (100 mg Q6W) and atezolizumab (1200 mg Q3W).

1. Dose reduction of atezolizumab is not permitted per protocol.
2. Reflects discontinuation of both vilastobart and atezolizumab.
3. Non-laboratory Grade 3 TRAEs not included in the table above consisted of: maculopapular rash and febrile neutropenia in 1 patient; lower gastrointestinal hemorrhage in 1 patient with thrombocytopenia; and 1 patient with Triple M overlap syndrome (myocarditis, myositis and myasthenia gravis).

Q3W: once every three weeks; Q6W: once every six weeks; ALT: alanine aminotransferase; AST: aspartate aminotransferase TRAE: treatment-related adverse event xilio THERAPEUTICS
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27% Preliminary ORR for Combination of Vilastobart (anti-CTLA-4) and Atezolizumab in MSS CRC Patients Without Liver Metastases

- 40 patients with MSS CRC enrolled in ongoing Phase 2 trial
- Patients were heavily pre-treated, with 70% of patients having previously received ≥3 prior lines of treatment
- 18 patients had at least 1 imaging scan reported and were evaluable for response assessment
- 23 patients are ongoing on treatment, including 13 patients who have not yet had a first response assessment

Best Response	Without Liver Metastases *(n = 11 response-evaluable)*	With Liver Metastases *(n = 7 response-evaluable)*
PR	3[1]	—
SD	3	1
ORR	27%[1]	—
DCR [2]	55%	14%

One additional patient (with peritoneal metastasis) had significant reduction in tumor burden (24% reduction) and is currently ongoing on treatment

Data cutoff date: January 13, 2025. Patients were administered combination of vilastobart (100 mg Q6W) and atezolizumab (1200 mg Q3W).

1. Includes 2 confirmed PRs (Patient A and Patient B vignettes) and 1 unconfirmed PR (Patient C vignette, based on initial assessment by investigator at 9 weeks with radiology assessment pending).
2. DCR is defined as PR or SD through the first on treatment imaging scan as defined by the protocol (~9 weeks).

DCR: disease control rate; PR: partial response; ORR: objective response rate; SD: stable disease xilio THERAPEUTICS

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15 Anti-Tumor Activity in MSS CRC Patients, Including 3 PRs (2 Confirmed), Demonstrated for Combination of Vilastobart (anti-CTLA-4) and Atezolizumab Data cutoff date: January 13, 2025. One patient was found to have new brain metastases (progressive disease per RECIST) but did not yet undergo imaging of target lesions. This patient is evaluable for response but not included in the waterfall above. * Initial assessment of unconfirmed PR (35%) by investigator at 9 weeks (radiology assessment pending) (see Patient C vignette). ** Confirmed PR (Patient A and B vignettes). -80 -60 -40 -20 0 20 40 60 80 Best % change from baseline in sum of diameters of target lesions +20% -30% -2% -47% -57% -2% -24% -35% No Liver Metastases Liver Metastases Ongoing on treatment New lesion * ** ** 0% 23 patients are ongoing on treatment, including 13 patients who have not yet had a 1st response assessment

16 Confirmed PRs in MSS CRC Patients Without Liver Metastases Deepening Through Up to 18 Weeks To Date Data cutoff date: January 13, 2025. One patient was found to have new brain metastases (progressive disease per RECIST) but did not yet undergo imaging of target lesions. This patient is evaluable for response but not included in the spider plot above. # Patient with <5 mm tumor size increase, which is considered stable disease per RECIST. * Initial assessment of unconfirmed PR (35%) by investigator at 9 weeks (radiology assessment pending) (Patient C vignette). ** Confirmed PR (Patient A and B vignettes). % change from baseline in sum of diameters in target lesions Weeks from First Dose Ongoing Discontinued Treatment Status Partial response Stable disease Disease progression New lesion Best Response # * ** ** Weeks from First Dose

17 23 Patients Ongoing on Treatment with Combination of Vilastobart (anti-CTLA-4) and Atezolizumab, Including 13 Patients Who Have Not Yet Had a First Response Assessment Data cutoff date: January 13, 2025 EOT: end of treatment Treatment Duration from Cycle 1, Day 1 (Weeks)

18 Patient A: Confirmed PR in Patient with MSS CRC Without Liver Metastases (47% Reduction), With Decreased CEA and ctDNA and Improvement in Clinical Symptoms • 50 year-old male • 4 prior lines of therapy: - FOLFOXIRI + bevacizumab - FOLFIRI + panitumumab - FOLFOX + bevacizumab - Regorafenib • PR (confirmed) with 47% reduction through 13 weeks • Accompanied by: - Decrease in serum tumor marker CEA from 17.7 (C1D1) to 10.7 (C3D1) - Multi-log fold decrease in ctDNA - Improvement of clinical symptoms, such as cough Baseline Baseline 13 Week Follow-Up (2nd Scan) 13 Week Follow-Up (2nd Scan) CEA: carcinoembryonic antigen; ctDNA: circulating tumor DNA 18

19 Lung Lesion #1 – Baseline Lung Lesion #2 – Baseline Lung Lesion #1 – 9 Week Follow-Up (1st Scan) Patient B: Confirmed PR in Patient with MSS CRC Without Liver Metastases (57% Reduction), With Undetectable ctDNA and CEA Normalized • 63 year-old female • 2 prior lines of therapy: - FOLFOX - 5FU and irinotecan • PR (confirmed) and continues to deepen: - 37% reduction (1st scan, 9 weeks) - 53% reduction (2nd scan, 13 weeks) - 57% reduction (3rd scan, 18 weeks) • Accompanied by: - 100% decrease in ctDNA while on treatment (multi-log fold change to non-detectable) - Significant decrease in serum tumor marker CEA: Screening C3 C4 C5 C7 1.9 (normal) 3.5 (normal) 192.9 23.6 CEA value (ng/ml) 74 mm 47 mm 35 mm 32 mm Target lesions 19 Lung Lesion #2 – 9 Week Follow-Up (1st Scan)

20 Lung Lesions – 9 Week Follow-Up (1st Scan) Patient C: PR (Unconfirmed) in Patient with MSS CRC Without Liver Metastases (35% Reduction), With Decreased CEA and ctDNA and Improvement in Clinical Symptoms • 67 year-old female • 6 prior lines of therapy: - FOLFOX - Capecitabine + bevacizumab - 5FU + bevacizumab - 5FU + panitumumab - FOLFIRI + panitumumab - 5FU + panitumumab • PR (pending confirmation)* with 35% reduction at 9 weeks • Accompanied by: - Substantial decrease in ctDNA - Decrease in serum tumor marker CEA from 7.95 (C1D1) to a normal value 2.8 (C3D1) - Improvement of symptoms, such as cough * Initial assessment of unconfirmed PR by investigator at 9 weeks (radiology assessment pending) 20 Lung Lesions – Baseline

Significant Decreases in ctDNA Observed in Multiple Phase 2 MSS CRC Patients Treated With Combination of Vilastobart (XTX101) and Atezolizumab



2 Weeks
4 Weeks
8 Weeks
12 Weeks
% Change in ctDNA/TF from Baseline
5000
100
50
0
-50
-100
0
14
28
42
56
70
84
98
112
Days
Patient C
Patient A
Patient B
< 50% Decline
≥ 50% Decline

Patient A: confirmed PR (target lesions: 47% reduction)
Patient B: confirmed PR (target lesions: 57% reduction)
Patient C: PR pending confirmation (target lesions: 35% reduction)

Available blood plasma samples (baseline and on-treatment) were analyzed with an analytically validated next generation sequencing ctDNA assay (Guardant Infinity, a multi-omic assay), that identifies somatic alterations across >750 cancer-related genes and measuring thousands of differentially methylated regions to produce a Tumor Fraction score at each timepoint. A negative 100% indicates ctDNA negative status.

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Initial Data Highlight Potential for Vilastobart (anti-CTLA-4) in Combination in MSS CRC and a Range of Tumor Types, Including "Cold" Tumors Historically Resistant To Immunotherapy

Clinical Experience for Vilastobart (anti-CTLA-4)

- ✓ Differentiated safety profile, well-tolerated at high doses and in combination
- ✓ Confirmed activation in patient tumors and T reg depletion
- ✓ Monotherapy activity in Phase 1 in "cold" tumors, including confirmed PR in NSCLC with complete resolution of liver metastases
- ✓ Early evidence of combination activity in Phase 1C (combination dose escalation), including confirmed PR in MSS CRC with liver metastasis
- ✓ Initial evidence of combination activity in Phase 2 (proof-of-concept), with preliminary 27% ORR (3 PRs) in MSS CRC without liver metastasis [1]

- *Plan to report additional Phase 2 data for vilastobart (anti-CTLA-4) in combination with atezolizumab in MSS CRC patients (n=40 total enrolled) in mid 2025*
- *Plan to seek opportunities for partnering to prioritize further clinical development beyond initial Phase 2 proof-of-concept trial (including additional tumor types and combinations)*

xilio THERAPEUTICS

1. Includes 2 confirmed PRs (see Patient A and Patient B vignettes) and 1 unconfirmed PR (pending confirmation, see Patient C vignette).

22

23 XTX301 Tumor-Activated IL-12

The Compelling Potential of IL-12 as a Therapeutic Agent

- IL-12 has significant potential as a potent I-O therapeutic agent in cold tumors
- Poor tolerability has limited its clinical progress for decades
- No currently approved IL-12 agents

IL-12 Has Highly Compelling Biology for I-O Applications

Exquisitely potent stimulator of NK and T cell cytotoxicity and INFγ production

Capable of polarizing CD4 T-cells towards Th1 phenotype, thus driving cellular immunity against infection and cancer

Robust INFγ induction results in broad remodeling of the TME towards a more immune-permissive environment

Demonstrated single agent objective responses in patients, but poorly tolerated (MTD <500 ng/kg on repeat dosing)

INFγ is a pleiotropic molecule with associated antiproliferative, pro-apoptotic and antitumor mechanisms. Th1-type cytokines tend to produce the proinflammatory responses responsible for killing intracellular parasites and for perpetuating autoimmune responses.
INFγ: interferon gamma; g/kg: nanograms/kilogram; NK: natural killer.

xilio THERAPEUTICS
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XTX301: Tumor-Activated IL-12


Inactive State
Masking Domain
Half-Life Extension Domain
Cleavage Site
Effector Domain

XTX301 Designed to Overcome the Limitations of Systemic Recombinant Human IL-12

- Activated XTX301 designed to have optimized short half-life IL-12 (half-life extension domain not retained)
- Potential for broad therapeutic index supported by robust preclinical data
- Efficient activation by human tumors demonstrated *ex vivo*
- Robust anti-tumor activity and tumor-selective PD *in vivo*
- Preliminary Phase 1 data demonstrating promising clinical profile:[(1)]
  - Sustained IFNɣ signaling without evidence of tachyphylaxis throughout treatment cycles
  - Generally well-tolerated with no DLTs and no dose reductions observed
  - No Grade 4 or Grade 5 treatment-related AEs, with majority of treatment-related AEs Grade 1 or 2
- MTD not yet established and continuing to advance in Phase 1 dose escalation in partnership with Gilead

1. As of November 25, 2024. Treatment-related AEs most commonly consisted of flu-like symptoms, cytokine release syndrome, increased aspartate aminotransferase (AST) and alanine aminotransferase (ALT) and decreased blood cell counts.

25

26 XTX301 Advancing in Partnership with Gilead, Designed to Explore Broad Potential of IL-12 Across Solid Tumors with $75M Option Fee at Phase 1/2 Data Package $55.0M total received to date ($30M cash upfront payment + $25M in total equity investments) Up to $592.5M additional contingent payments: • Up to $17.5M prior to option fee for a development milestone • $75M option fee • Up to $500M for additional development, regulatory and sales-based milestones after option fee Gilead received an exclusive global license to develop and commercialize Xilio’s tumor-activated IL-12 program, including XTX301 • Xilio responsible for clinical development of XTX301 in ongoing Phase 1 trial through initial planned Phase 2 trial • Following delivery by Xilio of specified clinical data package for XTX301, Gilead can elect to pay option fee and becomes responsible for all further development and commercialization (1) 1. If Gilead elects not to opt-in, the agreement will automatically terminate. Tiered royalties: high single-digits to mid-teens

27 XTX501 PD1/IL2 bispecific

XTX501 Has Potential to be Best-in-Class PD1/IL2 Bispecific

XTX501 is designed to enable high potency, PD-1 antibody-like PK and tolerability

- Targeted delivery of IL-2 to PD1+ cells selectively enhances IL-2 signaling on tumor-reactive, stem-like T cells, endowing progeny T cells with enhanced effector function and fitness
- XTX501 designed to optimize each component of the molecule, including mask, antibody format, cleavage element and IL-2 variant
- XTX501 demonstrated robust monotherapy activity in preclinical models (including settings insensitive to PD1) and tumor-selective PD consistent with its mechanism
- XTX501 currently advancing in initial IND-enabling activities xilio THERAPEUTICS
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XTX501: Tumor-Activated PD1/IL2 Bispecific



Inactive State
mAb Variable Domain
Cleavage Site
Alpha-optimized IL-2
PD-1 mAb
Masking Domain

Demonstrated Synergistic Anti-Tumor Activity, Antibody-Like PK and Favorable Tolerability in NHP

- Full potency alpha-optimized IL-2 with affinity-tuned, VHH-based mask
- Non-masked PD1 in Fc-silenced heterodimeric IgG1 backbone
- XTX501 designed to direct IL-2 to PD1+ T cells and induce a differentiated, enhanced immune response to cancer compared to PD-(L)1 monotherapy or PD-(L)1 + IL-2 combination
- Effective masking *in vitro,* potent *in vivo* pharmacology as monotherapy and antibody-like half-life and tolerability in NHP

NHP: non-human primate; VHH: variable heavy domain of heavy chain.

29

30 Figure generated using BioRender.com. XTX501 is Designed to Overcome Limitations of Non-Masked PD1/IL2 Bispecifics Periphery Tumor

31 Tumor-Activated Design of XTX501 Demonstrated Optimal PK and Tolerability Preclinically XTX501 exposure after a single 10, 3 or 1 mg/kg intravenous injection in non-tumor bearing C57BL/6-hFcRn mice. Non-masked PD1/IL2 exposure after a single equal molar dose of 9.25, 2.75 or 0.92 mg/kg intravenous injection in non-tumor bearing C57BL/6-hFcRn mice. Body weight data are displayed until day 14 the last time point measured. XTX501 Achieved Antibody-Like Exposures and Was Well-Tolerated Even at High Doses Non-Masked PD1/IL2 Bispecific Was Rapidly Cleared and Poorly Tolerated 0 100 200 300 400 0.1 1 10 100 1000 XTX501 Concentration vs. Time Time (hr) ug/mL Body weight % change ug/mL 0 5 10 15 -20 -10 0 10 20 Non-masked PD1/IL2 Bispecific Body weight change vs. Time Days post-treatment start Equimolar dosing aligned with XTX501

32 XTX501 Demonstrated Tumor-Specific Pharmacology with Peripheral Effects Limited to Increases in Antigen-Specific/Memory Cells Spleen XTX501 Treatment Demonstrated Robust Increases in Activated T Cell Populations in Tumor CD8 Effector Memory Granz B IFN γ TCF1 Antigen-specific 0 1 2 3 4 20 40 60 80 100 Vehicle XTX501 Tumor Female C57BL/6 hPD-1 mice (n=5 in each treatment group) were inoculated with 0.5x106 MC38 tumor cells subcutaneously in the right flank. On day 0, 3 mice received XTX501 bispecific or vehicle. The percentage of cells for each immune phenotype was calculated as percentage of live CD45+ cells and the ratio of percent cells after XTX501 treatment to vehicle treatment is presented as mean ± SEM. Effector memory (CD44+CD62L-), Antigen-Specific (p15E-Pentamer). Data generated with analogue of XTX501 with minimal variance in amino acid sequence. Peripheral Expansion of T Cells in Response to XTX501 Was Limited to Antigen-Specific/Memory Cells

33 XTX501 Demonstrated Differentiated Pharmacology vs PD1 and Combination of PD1+IL-2 in Tumor Model, Suggesting Enhanced Anti-Tumor Immunity Preclinically XTX501 Increased Intra-Tumoral Cytotoxic and TCF1+ Stem-Like T Cells -100 -80 -60 -40 -20 0 20 40 60 80 100 500 1000 Vehicle XTX501 Fc-IL-2 + PD1 Vehicle PD1 +XTX202 PD1/IL2 Bispecific Fold-Change Over Vehicle Vehicle PD1 +XTX202 PD1/IL2 Bispecific 0 2 4 6 8 10 15 20 Tumor CD8+TCF1+ T cells Fold-Change Over Vehicle Left panel: Female C57BL/6 hPD-1 mice (n=8 in each treatment group) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus XTX202 (Masked βγIL-2), or XTX501. Tumor volume change on day 12 post treatment relative to baseline is shown as a waterfall plot. Right panel: Female C57BL/6 hPD-1 mice (n=5 in each treatment group) ) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus XTX202 (Masked βγIL-2), or XTX501. Tumors were harvested on day 7 post initial treatment and tumor infiltrating lymphocytes were phenotyped using flow cytometry. Fold-over mean vehicle is shown for the treatment arms for CD8+/GranzymeB positive and CD8+/TCF1+ T cells. Data generated with analogue of XTX501 with minimal variance in amino acid sequence. Robust Preclinical Monotherapy Activity Beyond Fc-IL-2 + PD1 Combination was Observed with XTX501

34 XTX501 Demonstrated Favorable Tolerability in NHP Female cynomolgus monkeys were given a single 30-minute intravenous infusion of XTX501 at 3, 10, and 30 mg/kg and samples were collected for PK and clinical pathology analysis. (A) PK analysis demonstrated dose-proportional exposure and linear elimination across all doses tested. (B) Albumin remained within normal ranges in animals receiving 3 and 10 mg/kg PD1/IL2 and was transiently decreased in animals receiving 30 mg/kg XTX501. There were no observed adverse clinical observations, and transaminase levels remained within normal ranges for all animals. Data generated with analogue of XTX501 with minimal variance in amino acid sequence. Minimal Effects of XTX501 on Serum Albumin (i.e., No Signs of Vascular Leak Syndrome) Single Dose PK Study in NHP Tolerable Up to 30 mg/kg XTX501 Concentration Over Time Serum Albumin Concentration Over Time 0 168 336 0 1 2 3 4 5 6 Time (hr) ALB (g/dL) Reference range 3 mg/kg 10 mg/kg 30 mg/kg

35 Tumor-Activated Cell Engager Programs

ATACR Format Designed to Optimize Therapeutic Index of T Cell Engagers by Maximizing Tumor Exposure and Minimizing Healthy Tissue Binding

"ATACR":
Advanced Tumor-Activated Cell EngageR

Design Goals:

- Potent tumor-selective T cell engagement with conditional half-life modulation
- Minimal peripheral activity and off-tumor cytotoxicity



Tumor Tissue
Active cell engager with short half-life
T cell
Cancer cell
Cancer-associated proteases activate molecule in tumor
Mask and half-life extension domain released
T cell engagement, activation and tumor cell killing
Masking Domain
TAA Targeting Domain
Half-life Extension Domain
CD3 Targeting Domain
Healthy Tissue
T cell
Normal cell
No molecule activation in healthy tissue
Masked, inactive cell engager molecule
No T cell engagement
No T cell activation

xilio THERAPEUTICS

Figure generated using BioRender.com.

36

37 Xilio’s Tumor-Activated SEECR Molecules are Designed to Deliver Potent T Cell Activation and Co-Stimulation Specifically to Tumors “SEECR”: Selective Effector-Enhanced Cell EngageR Design Goals: • Potent tumor-selective T cell engagement and co-stimulation • Minimal peripheral activity and off-tumor cytotoxicity Figure generated using BioRender.com.

Xilio's Masking Technology Enabled Efficient Masking of the CD3 Binding Domain of Cell Engagers Preclinically

Demonstrated Protease-Dependent Binding to CD3 by ELISA



Absorbance 450-540 nm
0
1
2
3
1
10
100
1000
10000
100000
1000000
Concentration (pM)
>450x
Masked
TAA-TCE
Masked TAA-TCE
Active TAA-TCE

Confirmed Protease-Dependent Activity in Primary T Cell Assay



% Normalized Killing
0
20
40
60
80
100
0.00001
0.0001
0.001
0.01
0.1
1
10
100
1000
10000
100000
Concentration (pM)
>1,700x
Masked
TAA-TCE
Masked TAA-TCE
Active TAA-TCE

Left panel: Protease dependent CD3-binding demonstrated via TAA-TCEs bound to immobilized CD3 in an ELISA. **Right panel:** Protease-dependent tumor cell killing. Active TAA-TCEs led to killing in co-culture assay. A375 tumor cells were cultured overnight before addition of expanded T cells at a 5:1 E:T. Test articles were titrated into the wells and then plates were incubated for 2 days at 37°C. Effector cells were washed away and then remaining viable tumor cells were measured.
TAA: Tumor-associated antigen; TCE: T cell engager

xilio THERAPEUTICS

38

SEECR Format Demonstrated Unique Ability to Drive Sustained, Serial Tumor Cell Killing Over Multiple Rounds of Stimulation in Preclinical Model

Developed Custom Primary Cell Assay to Evaluate Ability of Treatments to Elicit Serial Tumor Cell Killing


Tumor cells
Combine T cells, Tumor Cells and Treatment
2-Day Tumor Cell Killing Assay
Assess Tumor Cell Killing %
Collect T cells
Repeat 3 times using collected T cells
Treatments
Human T cells
+

SEECR Format Enabled Sustained Tumor Cell Killing Over Multiple Rounds


100
50
0
% Target Cell Killing
1
2
3
Stimulation cycle
TAA-T Cell Engager (not effector enhanced)
Active SEECR-T
Non-targeting Control T Cell Engager

Human T cells were incubated over three consecutive rounds with indicated test articles and A431 cancer cells and percent tumor cell killing was assessed using a luminescence readout.

39

40 Prototype SEECR Molecules Exhibited Antibody-Like PK, Were Well-Tolerated and Increased Survival in Murine Models SEECR Featured Antibody-Like PK and Tolerability Comparable to Control SEECR Showed Significantly Enhanced Survival Compared to Standard TCE Pharmacokinetics (PK), tolerability, and anti-tumor activity of SEECR-T molecules were evaluated in the human A375 melanoma model in NSG mice engrafted with human T cells. In the efficacy study, animals received IV doses of TAA-TCE (1 mg/kg, Q3Dx8), masked SEECR-T (1 mg/kg, Q3Dx8), or control TCE molecules (1 mg/kg, Q3Dx8). Left panel top: TAA-TCE and masked SEECR-T demonstrated similar PK profiles. Left panel bottom: All treatments were well tolerated, and no body weight loss was observed. Right panel: The treatment with masked SEECR-T molecule improved median animal survival. TR: Tumor regression Body weight change (%) 0 5 10 15 20 25 0 25 50 75 100 Day Post Treatment Start ** Pharmacokinetics Tolerability Survival

41 Management Overview and Recent Financial Results

42 Deep Expertise to Build a Transformational Immuno-Oncology Company Experienced Leadership Team with Proven Track Record in Biotech and Pharma Developing Novel Therapies RENÉ RUSSO, PHARM.D. Chief Executive Officer and President, Director ULI BIALUCHA, PH.D. Chief Scientific Officer KATARINA LUPTAKOVA, M.D. Chief Medical Officer SCOTT COLEMAN, PH.D. Chief Development Officer CAROLINE HENSLEY Chief Legal Officer CHRIS FRANKENFIELD Chief Financial and Operating Officer

43 Q3 2024 Financial Results Anticipate Cash Runway Into Q3 2025* Balance Sheet September 30, 2024 December 31, 2023 (1) Cash and Cash Equivalents $61.3M $44.7M 1. Unaudited * After giving effect to remaining $8.2M equity investment by Gilead on December 18, 2024. Statement of Operations Three Months Ended September 30 2023 (1) 2024 (1) License Revenue $2.3M $— Research & Development Expenses $10.8M $11.1M General & Administrative Expenses $6.3M $6.3M Net Loss $(14.0M) $(16.7M)